Offerings - Offering: 1	Dec. 16, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 202,948,636.36
Fee Rate	0.01381%
Amount of Registration Fee	$ 28,027.21
Offering Note	The Transaction Valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest (the "Shares") of Golub Capital Private Credit Fund (the "Fund"), based upon the net asset value per share as of September 30, 2025, of $25.16. This amount is based upon the offer to purchase up to 8,066,321 Shares, par value $0.001 per share, of the Fund. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.